Subsequent Events	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Subsequent Event [Line Items]
Subsequent Events	Subsequent Events
On August 31, 2025, the Company completed its all-stock acquisition of Pacific Premier Bancorp, Inc. ("Pacific Premier"), the parent company of Pacific Premier Bank, National Association. In connection with the Company's acquisition of Pacific Premier, the Company assumed a 401(k) plan covering former employees of Pacific Premier. As of January 1, 2026, the Pacific Premier 401(k) plan merged with the Columbia Bank 401(k) and Profit Sharing Plan. This resulted an increase in net assets of $141.3 million as a result of the transfer of assets.